UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 8, 2018

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sempra Energy	[ ]
Southern California Gas Company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	[ ]
Southern California Gas Company	[ ]

FORM 8-K
Item 8.01 Other Events.
Settlement Agreement with Los Angeles City Attorney and County, California Attorney General, and Air Resources Board

Southern California Gas Company (SoCalGas, the company), an indirect subsidiary of Sempra Energy, has entered into a settlement agreement with the Los Angeles City Attorney’s Office, the County of Los Angeles, the California Office of the Attorney General, and the California Air Resources Board (CARB) (the Government Plaintiffs) to resolve all outstanding claims by those government bodies against the company related to the natural gas leak at the Aliso Canyon natural gas storage facility that the company discovered in October 2015, which was filed in the Los Angeles County Superior Court on August 8, 2018. This settlement also fully resolves SoCalGas’ commitment to mitigate the actual natural gas released during the leak. The terms of the $119.5 million settlement agreement provide for the following:

•	$26.5 million - Funding for a program supervised by CARB to provide loans to dairy methane capture and pipeline injection projects in California.

•
$7.6 million - Funding for a greenhouse gas (GHG) mitigation reserve account, which can be used by CARB if needed to supplement the funding immediately above. Unused funds in this account will be transferred by CARB to fund environmental projects described immediately below.

•
$45.4 million - Funding for local environmental benefit projects of the Government Plaintiffs’ choosing. SoCalGas will not control this spending, though we understand one of the projects will include a long-term health study.

•	$21 million - Payment of civil penalties.

•	$19 million - Reimbursement to Government Plaintiffs for costs associated with their response to the leak.

SoCalGas also agreed to continue its fence line methane monitoring program and hire an independent ombudsman to monitor and report on safety at the facility.

SoCalGas expects to pay the full amount of this settlement in the fourth quarter of 2018. The financial impact of this settlement is fully accrued at June 30, 2018 in SoCalGas’ and Sempra Energy’s financial results reported on a combined Form 10-Q, filed August 6, 2018.

The settlement requires the approval of the Los Angeles County Superior Court overseeing the cases in the coordinated proceedings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: August 8, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: August 8, 2018	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer